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                                   FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d)  of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 4, 1997


                         COMMISSION FILE NUMBER 1-13068

                                  IRATA, INC.
                              (Name of registrant)

         TEXAS                                             76-0366015
(State of incorporation)                              (IRS Employer
                                                        Identification No.)

8554 KATY FREEWAY, SUITE  100, HOUSTON, TEXAS                  77024
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (713) 467-4300

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ITEM 5. OTHER EVENTS

     Exhibits

     99.1  Press Release of Irata, Inc. dated August 8, 1997 (filed herewith)
     99.2  Agreement To Form Company dated August 1, 1997 (filed herewith)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IRATA, INC.
                                     (Registrant)

Date:  August 8, 1997                /s/ Lance P. Wimmer
                                     -------------------
                                     Lance P. Wimmer
                                     President and Chief Executive Officer